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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)  JUNE 26, 2001

                                 AGENCY.COM LTD.
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               (Exact name of registrant as specified in charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

                    000-28293                              13-3808969
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            (Commission File Number)           (IRS Employer Identification No.)

      20 EXCHANGE PLACE, NEW YORK, NEW YORK                  10038
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    (Address of principal executive offices)               (Zip Code)

                                 (212) 358-8220
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER INFORMATION

         On June 26, 2001 AGENCY.COM Ltd. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Seneca Investments LLC ("Seneca") and Seneca's wholly-owned subsidiary, E-Services Investments Agency Sub LLC ("E-Services"), providing for the merger of E-Services with and into the Company (the "Merger"), with the Company being the surviving corporation. According to the Merger Agreement, upon consummation of the Merger, each outstanding share of the Company's common stock--other than those shares held in treasury, held by stockholders who perfect their appraisal rights under Delaware law or held by Seneca or any of its subsidiaries or affiliates, or those shares that certain directors and officers of the Company have agreed in a separately-negotiated transaction to sell to E-Services prior to the Merger--will be converted into the right to receive $3.35 in cash, without interest and less any applicable withholding taxes.

         The consummation of the Merger is a subject to a number of conditions, including the approval by the requisite number of shares held by the Company's stockholders. Adoption of the Merger Agreement and approval of the Merger require the affirmative vote of the holders of a majority in voting power of all outstanding shares of the Company's common stock and of the holders of 66-2/3% in voting power of all outstanding shares of the Company's common stock that are not held by Seneca and its affiliates or by the directors and officers of the Company who have agreed to sell their shares to E-Services prior to the Merger in a separately-negotiated transaction.

         The foregoing descriptions of the Merger Agreement are qualified in their entirety by reference to the full text of the agreement, which is attached hereto as an exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         The following documents are filed as exhibits to this report:

                  99.1 Agreement and Plan of Merger, dated as of June 26, 2001, by and among AGENCY.COM Ltd., Seneca Investments LLC and E-Services Investments Agency Sub LLC

                  99.2     Press Release dated June 26, 2001


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AGENCY.COM Ltd.


Date: July 3, 2001
                                          By:         /s/ JAMES IMBRIACO
                                              ----------------------------------
                                              Executive Vice President and
                                                 General Counsel


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                                  EXHIBIT INDEX

                  Exhibit

                  99.1 Agreement and Plan of Merger, dated as of June 26, 2001, by and among AGENCY.COM Ltd., Seneca Investments LLC and E-Services Investments Agency Sub LLC

                  99.2     Press Release dated June 26, 2001


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